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                                UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 9, 2002

                         Commission File Number 1-16121

                             VIASYS HEALTHCARE INC.

             (Exact name of Registrant as specified in its charter)

          Delaware                                                04-3505871
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

        227 Washington Street
      Conshohocken, Pennsylvania                                    19428
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (610) 862-0800


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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 9, 2002, the Board of Directors of VIASYS Healthcare Inc. ("VIASYS" or the "Company") and its Audit Committee decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and to engage Ernst & Young, LLP to serve as the Company's independent public accountants for 2002.

     Andersen's report on the Company's consolidated financial statements for the year ended December 29, 2001, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     Prior to the Company's spin-off from Thermo Electron Corporation ("Thermo") on November 15, 2001 (the "Spin-off Date"), VIASYS was a wholly-owned subsidiary of Thermo. From the Spin-off date to the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their report on the Company's consolidated financial statements for such period. There were no reportable events listed in Items 304(a)(1)(v) of Regulation S-K during this same period. In addition, to the best of the Company's knowledge, as of the Spin-off Date, there were no disagreements between Thermo and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their reports on Thermo's consolidated financial statements for the two years prior to the Spin-off Date. To the Company's knowledge, there were no reportable events listed in Items 304(a)(1)(v) of Regulation S-K during this same period.

     VIASYS provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 15, 2002, stating its agreement with such statements.

     Since the Spin-off Date, VIASYS did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are filed with this document

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 15, 2002




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  VIASYS HEALTHCARE INC.


                                                  /s/ MARTIN P. GALVAN
                                                  ---------------------------
                                                  Martin P. Galvan
                                                  PRINCIPAL FINANCIAL AND
                                                  ACCOUNTING OFFICER
Dated: May 15, 2002



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 15, 2002